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                    [Letterhead of Arenson & Zimmerman, PLC]


                                 January 3, 2003

Mr. Eugene Davis, CEO
Pirinate Consulting Group, L.L.C.
5 Canoe Brook Drive
Livingston, NJ 07039

RE: LETTER AGREEMENT: FIRST AMENDMENT TO COMPENSATION AGREEMENT, EFFECTIVE DATE
    AUGUST 1, 2002

Dear Mr. Davis:

       Reference is made to the above-mentioned Compensation Agreement, effective August 1, 2002 (the "Compensation Agreement"), between Murdock Communications Corporation ("MCC") and Pirinate Consulting Group, L.L.C. ("Pirinate").

       We have discussed certain amendments to the Compensation Agreement necessary to facilitate MCC's proposed merger transaction with Polar Molecular Corporation. This letter agreement shall memorialize, constitute, and serve as the First Amendment to the Compensation Agreement. The Parties to the Compensation Agreement hereby agree to the following amendments to the Compensation Agreement::

            1. Section 4.B. of the Compensation Agreement is hereby amended to read in its entirety as follows:

                  B. Four Thousand (4,000) shares of MCC common stock per month shall accrue for the benefit of Pirinate, and shall be earned and transferred to Pirinate at the effective time of the proposed merger transaction between MCC and Polar Molecular Corporation (the "Effective Time"), which stock shall be registered, and freely tradable without restriction, at the Effective Time; and

            2. Section 4.C. of the Compensation Agreement is hereby deleted in its entirety.

       All remaining provisions of the Compensation Agreement remain unchanged and in full force and effect.

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       Please acknowledge below, that you are in complete agreement with the terms of this letter, and return an executed copy by facsimile and then by overnight delivery directly to Ms. Nancy Davis at MCC for execution by Mr. Wayne Wright.

                                              Sincerely,

                                              /s/ James H. Arenson

                                              James H. Arenson
                                              Arenson & Zimmerman, P.L.C.
                                              Counsel for Murdock Communications
                                              Corporation

ACCEPTED FOR
MURDOCK COMMUNICATIONS
CORPORATION


BY /s/ Wayne Wright
  -----------------------------------------
       Wayne Wright
       Principal Accounting Officer
       Murdock Communications Corporation


Accepted and agreed to this
23 day of January, 2003


ACCEPTED FOR
PIRINATE CONSULTING GROUP, L.L.C.


BY /s/ Eugene I. Davis
  -----------------------------------------
       Eugene I. Davis
       Managing Member


   /s/ Eugene I. Davis
  -----------------------------------------
       Eugene I. Davis
       An Individual


Accepted and agreed to this
_____ day of January, 2003